UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2008

UnionBanCal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15081	94-1234979
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 California Street

San Francisco, CA  94104-1302

(Address of principal executive offices) (Zip Code)

Tel. (415) 765-2969

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

UnionBanCal Corporation Bridge Plan.  As reported previously, on August 17, 2008, the Board of Directors (the “Board”) of UnionBanCal Corporation (the “Company”) approved the adoption, upon the recommendation of the Executive Compensation & Benefits Committee of the Board (the “Compensation Committee”), of a “bridge award” program as a retention incentive and to address the value of extinguished performance awards that covered future periods in connection with the transactions contemplated by the Merger Agreement dated August 18, 2008 (the “Merger Agreement”) between the Company and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”), including the tender offer (the “Offer”) currently underway pursuant thereto.  The Board delegated promulgation and implementation of the bridge award program to the Compensation Committee.

The Compensation Committee, pursuant to its delegated authority, has adopted the UnionBanCal Corporation Bridge Plan (the “Bridge Plan”).  The Bridge Plan focuses on senior management of the Company (generally, those holding the title of senior vice president and above, which includes all executive officers of the Company), with management discretion to include key employees below that level.

Recipients of awards under the Bridge Plan are eligible to receive payments over a vesting period of up to three years, paid annually in equal amounts.  The Bridge Plan requires that a participant be employed by the Company on his or her vesting date in order to receive the payment under the award.  Any awards under the Bridge Plan would be forfeited upon voluntary termination, retirement and non-severance-eligible involuntary termination.

The aggregate amount of payments under an individual award is intended to be equal to generally two (and up to three) times a participant’s annual long-term incentive target under the Company’s existing management stock plan.  The aggregate dollar amount of awards that may be granted under the Bridge Plan is $100 million.

On September 18, 2008, the Compensation Committee approved awards under the Bridge Plan to executive officers.  The awards to the Company’s named executive officers and executive officers as a group are set forth in the table below.

Name and Title	Amount of Bridge Plan Award
Masaaki Tanaka, President and Chief Executive Officer	—

David I. Matson, Vice Chairman and Chief Financial Officer	$2,000,000	(1)

Philip B. Flynn, Vice Chairman and Chief Operating Officer	$4,400,000

JoAnn M. Bourne, Senior Executive Vice President	$690,000

John C. Erickson, Vice Chairman and Chief Risk Officer	$1,600,000

All executive officers as a group (13 persons)	$14,345,000

(1) In consideration for entering into his bridge plan award agreement, Mr. Matson will waive entitlement to any benefits under his Executive Agreement, originally effective January 1, 1998 and subsequently amended, with Union Bank of California, N.A.  A form of Mr. Matson’s award agreement under the Bridge Plan is filed herewith as Exhibit 10.3 and incorporated herein by reference.

The Bridge Plan and the form of award agreement under the Bridge Plan are filed herewith as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Enhanced Severance Protections.  The Company also previously reported that the Board had approved enhanced severance protections (in addition to the plans described above), with an aggregate incremental cost not exceeding $20 million, for employees who are terminated or whose employment terms are substantially altered, in either case within 12 months following the consummation or abandonment of the transactions contemplated by the Merger Agreement.  The Board delegated promulgation and implementation of the enhanced severance protections to the Compensation Committee.

On September 18, 2008, the Compensation Committee determined not to implement enhanced severance protection, instead adopting amendments to the Company’s supplemental executive retirement plans, as discussed below.

Amendments to Supplemental Executive Retirement Plans.  On September 18, 2008, the Compensation Committee approved changes to several provisions of the Company’s supplemental executive retirement plans.

The Company has two supplemental executive retirement plans.  All senior vice presidents and executive vice presidents of the Company, excluding policy-making officers and expatriate employees, participate in the Company’s regular supplemental executive retirement plan (the “SERP”).  All policy making officers (“PMOs”) of the Company, excluding expatriate employees, are eligible to participate in a supplemental executive retirement plan for policy making officers (the “PMO SERP” and, together with the SERP, the “SERPs”).  The SERPs generally provide for benefits that supplement the benefits that can be paid under the Company’s qualified retirement plan, which is subject to Federal tax limitations.

Prior to the amendment of the SERPs, the SERPs generally provided for vesting of benefits upon reaching age 55 with a minimum of 10 years of service, or age 62 with a minimum of five years of service.  The vesting of benefits under the SERPs is different from the vesting of benefits under the Company’s qualified retirement plan, which provides for a vested benefit after five years of service.

The Compensation Committee amended the SERPs to bring the vesting provisions into conformity with the vesting provisions of the qualified retirement plan, so that a participant would earn a vested benefit under the SERPs after five years of service with the Company.  The Compensation Committee also approved an additional change to the PMO SERP to extend the subsidized early retirement benefit calculations of the Company’s qualified retirement plan to PMOs who are involuntarily terminated by the Company.

The amended SERPs are filed herewith as Exhibits 10.4 and 10.5 and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Information

This report includes forward-looking statements that involve risks and uncertainties.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  Often, they include the words “believe,” “continue,” “expect,” “target,” “anticipate,” “intend,” “plan,” “estimate,” “potential,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”  There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s stock price, financial condition and results of operations or prospects. Such risks and uncertainties include, but are not limited to, uncertainties as to the timing of the Offer and the merger contemplated by the Merger Agreement, uncertainties as to how the Company stockholders will tender their stock in the Offer, the possibility that various closing conditions for the transaction may not be satisfied or waived, and other risks and uncertainties discussed in the Company’s public filings with the SEC, as well as the tender offer documents filed by BTMU and the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company.  All forward-looking statements included in this report are based on information available at the time of the report, and the Company assumes no obligation to update any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION

10.1	UnionBanCal Corporation Bridge Plan dated September 18, 2008.

10.2	Form of UnionBanCal Corporation Bridge Plan Award Agreement.

10.3	Form of UnionBanCal Corporation Bridge Plan Award Agreement with David I. Matson.

10.4	Union Bank of California, N.A. Supplemental Executive Retirement Plan as amended and restated effective September 18, 2008.

10.5	Union Bank of California, N.A. Supplemental Executive Retirement Plan for Policy Making Officers as amended and restated effective September 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 19, 2008

UNIONBANCAL CORPORATION

By:	/s/ Paul E. Fearer
Paul E. Fearer
Senior Executive Vice President and Director of Human Resources
(Duly Authorized Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	UnionBanCal Corporation Bridge Plan dated September 18, 2008.

10.2	Form of UnionBanCal Corporation Bridge Plan Award Agreement.

10.3	Form of UnionBanCal Corporation Bridge Plan Award Agreement with David I. Matson.

10.4	Union Bank of California, N.A. Supplemental Executive Retirement Plan as amended and restated effective September 18, 2008.

10.5	Union Bank of California, N.A. Supplemental Executive Retirement Plan for Policy Making Officers as amended and restated effective September 18, 2008.